RBB ONE

REPORT TO HYDROMER BOARD FROM HYDROMER'S INDEPENDANT ACCOUNTANTS

                                 Rosenberg Rich
                                  Baker Berman
                                 ---------------
                                 & C O M P A N Y
                                 ---------------

                          A PROFESSIONAL ASSOCIATION OF

                          CERTIFIED PUBLIC ACCOUNTANTS

         380 Foothill Road o PO. Box 6483 o Bridgewater, NJ 08807-0483 908-231-1000 o FAX: 908-231-6894 o E-Mail: rrbb@net-lynx.com

Kalman A. Parson, CPA*~#
Kenneth A. Berman, CPA*
Leonard M. Friedman, CPA#o
Barry D. Kopp, CPA*
Frank S. LaForgia, CPA
Alvin P.  Levine,  CPA+
Aaron A.  Rich,  CPA.
David N.  Roth,  CPA
Carl S.Schwartz,  CPA*
Nicholas L.  Truglio,  CPA~
Steven J.  Truppo,  CPA
-----------------
Daniel M. Brooks,  CPA
Dorvin M. Rosenberg,  CPA

                                    Hydromer
                                 Project Comet

* NJ and NY
+ NJ and FL
 . NJ, NY and PA
o Accredited in Business Valuation
~Certified Fraud Examiner
#Certified Valuation  Analyst

Other  Offices:

195  Maplewood  Avenue
Maplewood,  NJ 07040
973-763-6363
973-763-4430  Fax

rgauerstrasse  54  CH-8050
ich,  Switzerland
011-41-1-308-2969
011~1-1-308-2968 Fax

P.O. Box 61
Grand Cayman, Cayman Islands
345-949 4244
345-949-8635 Fax

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS o SEC PRACTICE SECTION o PRIVATE COMPANIES PRACTICE SECTION o NATIONAL ASSOCIATED CPA FlRMS o INDEPENDENT ACCOUNTANTS INTERNATIONAL

Rosenberg Rich
 Baker Berman
---------------
& C 0 M P A N Y
---------------


A  PROFESSIONAL  ASSOCIATION  OF

CERTIFIED PUBLIC ACCOUNTANTS

                                    Hydromer
                                 Project Comet

Balance Sheet
     Purchase Method-Net Assets of Company Acquired
     Exceeds Cost of Acquisition ........................................   A

Balance Sheet
     Purchase Method-Cost of Acquisition Exceeds Net Assets
     of Company Acquired.................................................   B

Balance Sheet
     Pooling Method......................................................   C


BALANCE SHEET (PURCHASE METHOD-NET ASSETS OF COMPANY ACQUIRED EXCEEDS COST OF ACQUISITION)

ASSETS                                              BIOSEARCH           HYDROMER        ELIMINATIONS       CONSOLIDATED
CASH AND CASH EQUIVALENTS                              14,486            716,045                               730,531
TRADE RECEIVABLES                                     351,964            431,150                               783,114
INVENTORIES                                           372,012            148,753                               520,765
PREPAID EXPENSES                                                          77,567                                77,567
DEFERRED TAX ASSET                                                       100,000                               100,000
OTHER ASSETS                                           18,762                                                   18,762
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT ASSETS                             757,224          1,473,515                  0          2,230,739
                                                 ---------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                   1,351,882            271,743           (340,146)         1,283,479  (1)
DEFERRED TAX ASSET                                                       262,856                               262,856
OTHER ASSETS                                            8,123             11,968                                20,091
INVESTMENT IN BIOSEARCH                                                  600,000           (600,000)                 0  (1)
                                                 ---------------------------------------------------------------------
     TOTAL ASSETS                                   2,117,229          2,620,082           (940,146)         3,797,165
                                                 =====================================================================

CURRENT LIABILITIES

CURRENT MATURITIES OF L/T DEBT                        691,041                                                  691,041
ACCOUNTS PAYABLE                                      353,712             29,213                               382,925
ACCRUED LIABILITIES                                   132,330            167,678                               300,008
INCOME TAX PAYABLE                                                        40,223                                40,223
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                      1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                                                              0
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES                              1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------

SHAREHOLDERS' EQUITY
SECURITIES ISSUED FOR BIOSEARCH ACQUISITION                              600,000                               600,000  (1)
COMMON STOCK                                       11,129,954          2,922,708        (11,129,954)         2,922,708  (1)
CONTRIBUTED CAPITAL                                                      577,750                               577,750
ACCUMULATED DEFICT                                (10,158,569)        (1,711,350)        10,158,569         (1,711,350) (1)
TREASURY STOCK, AT COST; 7,940 SHARES                 (31,239)            (6,140)            31,239             (6,140) (1)
                                                 ---------------------------------------------------------------------
     TOTAL SHAREHOLDERS EQUITY                        940,146          2,382,968           (940,146)         2,382,968
COMMITMENTS AND CONTINGENCIES
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     2,117,229          2,620,082           (940,146)         3,797,165
                                                 =====================================================================


(1)  INVESTMENT IN BIOSEARCH (B) INVOLVES HYDROMER (H)ISSUING 400,000 COMMON
     SHARES

AT $1.50 PER SHARE RESULTING IN A TOTAL INVESTMENT ON H'S BOOKS
OF $600,000. THE ENTRY IS RECORDED AS FOLLOWS:

                                 DR INVESTMENT..      600,000
                                 CR CS               (600,000)

IN CONSOLIDATION, THE INVESTMENT (ON H'S BOOKS) IS ELIMINATED AGAINST THE EQUITY
(BV) OF BIOSEARCH (AMOUNTING TO $940,146) IN A SEPARATE CONSOLIDATION COLUMN - IN THIS CASE, THE DIFFERENCE BETWEEN THE COST AND BV RESULTS IN "NEGATIVE" GOODWILL WHICH IS E1QUALLY OFFSET AGAINST THE NON-CURRENT ASSETS (IN THIS CASE 'FIXED ASSETS'). THUS, FIXED ASSETS IS REDUCED IN CONSOLIDATION BY THE DIFFERENCE ($340,146=$940,146 - $600,000)


ELIMINATION ADJUSTMENT:

     DR  PAID-IN-CAPITAL                       11,129,954
     CR  ACCUMULATED DEFICIT                                 10,158,569
     CR  TREASURY STOCK                                          31,239
     CR  FIXED ASSETS                                           340,146
     CR  INVESTMENT IN BIOSEARCH                                600,000


BALANCE SHEET (PURCHASE METHOD-COST OF ACQUISITION EXCEEDS NET ASSETS OF COMPANY ACQUIRED)

ASSETS                                              BIOSEARCH           HYDROMER       ELIMINATIONS       CONSOLIDATED
CASH AND CASH EQUIVALENTS                              14,486            716,045                               730,531
TRADE RECEIVABLES                                     351,964            431,150                               783,114
INVENTORIES                                           372,012            148,753                               520,765
PREPAID EXPENSES                                                          77,567                                77,567
DEFERRED TAX ASSET                                                       100,000                               100,000
OTHER ASSETS                                           18,762                                                   18,762
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT ASSETS                             757,224          1,473,515                  0          2,230,739
                                                 ---------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                   1,351,882            271,743             50,000          1,673,625  (1)
DEFERRED TAX ASSET                                                       262,856                               262,856
OTHER ASSETS                                            8,123             11,968                                20,091
GOODWILL                                                                                     59,854             59,854
INVESTMENT IN BIOSEARCH                                                1,050,000         (1,050,000)                 0  (1)
                                                 ---------------------------------------------------------------------
     TOTAL ASSETS                                   2,117,229          3,070,082           (940,146)         4,247,165
                                                 =====================================================================

CURRENT LIABILITIES

CURRENT MATURITIES OF L/T DEBT                        691,041                                                  691,041
ACCOUNTS PAYABLE                                      353,712             29,213                               382,925
ACCRUED LIABILITIES                                   132,330            167,678                               300,008
INCOME TAX PAYABLE                                                        40,223                                40,223
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                      1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                                                              0
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES                              1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------

SHAREHOLDERS' EQUITY

SECURITIES ISSUED FOR BIOSEARCH ACQUISITION                            1,050,000                             1,050,000  (1)
COMMON STOCK                                       11,129,954          2,922,708        (11,129,954)         2,922,708  (1)
CONTRIBUTED CAPITAL                                                      577,750                               577,750
ACCUMULATED DEFICIT                               (10,158,569)        (1,711,350)        10,158,569         (1,711,350) (1)
TREASURY STOCK, AT COST; 7,940 SHARES                 (31,239)            (6,140)            31,239             (6,140) (1)
                                                 ---------------------------------------------------------------------
     TOTAL SHAREHOLDERS EQUITY                        940,146          2,832,968           (940,146)         2,832,968
COMMITMENTS AND CONTINGENCIES
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     2,117,229          3,070,082           (940,146)         4,247,165
                                                 =====================================================================

(1) INVESTMENT IN BIOSEARCH (B) INVOLVES HYDROMER (H) ISSUING 700,000 COMMON SHARES AT $1.50 PER SHARE RESULTING IN A TOTAL INVESTMENT ON H'S BOOKS OF $600,000. THE ENTRY IS RECORDED AS FOLLOWS:
                                               DR  INVESTMENT..   1,050,000
                                               CR  CS            (1,050,000)

IN CONSOLIDATION, THE INVESTMENT (ON H'S BOOKS) IS ELIMINATED AGAINST THE EQUITY
(BV) OF BIOSEARCH (AMOUNTING TO $940,146) IN A SEPARATE CONSOLIDATION COLUMN - IN THIS CASE, THE DIFFERENCE BETWEEN THE COST AND BV RESULTS IN AN EXCESS WHICH IS FIRST ATTRIBUED TO THE FAIR VALUE OF THE ASSETS OF BIOSEARCH. IF AFTER THE ASSETS ARE WRITTEN UP THERE IS STILL A DIFFERENCE, THAT DIFFERENCE IS RECORDED AS GOODWILL AND AMORTIZED OVER A LIFE NOT TO EXCEED 40 YEARS. IN THE EXAMPLE ABOVE, IT IS ASSUMED THAT $50,000 IS ATTRIBUTABLE TO A FIXED ASSET INCREASE AND THE REMAINDER IS RECORDED AS GOODWILL.


ELIMINATION ADJUSTMENTS:

A)
DR  GOODWILL                                           59,854
DR  FIXED ASSETS                                       50,000
DR  PAID-IN CAPITAL                                11,129,954
CR     ACCUMULATED DEFICIT                                      10,158,569
CR     TREASURY STOCK                                               31,239
CR     INVESTMENT IN BIOSEARCH                                   1,050,000
TO ELIMINATE INVESTMENT AND RECORD GOODWILL

B)
DR  DEPRECIATION EXPENSE                               10,000
CR     FIXED ASSETS                                                 10,000
TO RECORD DEPR. EXP ON FIXED ASSET WRITE-UP - ASSUMING 5 YEAR LIFE STRAIGHT LINE

C)
DR  AMORTIZATION                                        1,500
CR     GOODWILL                                                      1,500
TO RECORD AMORTIZATION OF GOODWILL ASSUMING 40 YEAR LIFE


BALANCE SHEET-POOLING METHOD


ASSETS                                              BIOSEARCH           HYDROMER       ELIMINATIONS       CONSOLIDATED
CASH AND CASH EQUIVALENTS                              14,486            716,045                               730,531
TRADE RECEIVABLES                                     351,964            431,150                               783,114
INVENTORIES                                           372,012            148,753                               520,765
PREPAID EXPENSES                                                          77,567                                77,567
DEFERRED TAX ASSET                                                       100,000                               100,000
OTHER ASSETS                                           18,762                                                   18,762
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT ASSETS                             757,224          1,473,515                  0          2,230,739
                                                 ---------------------------------------------------------------------
NET PROPERTY,PLANT AND EQUIPMENT                    1,351,882            271,743                             1,623,625
DEFERRED TAX ASSET                                                       262,856                               262,856
OTHER ASSETS                                            8,123             11,968                                20,091
GOODWILL                                                                                                             0
INVESTMENT IN BIOSEARCH                                                  940,146           (940,146)                 0  (1)
                                                 ---------------------------------------------------------------------
     TOTAL ASSETS                                   2,117,229          2,960,228           (940,146)         4,137,311
                                                 =====================================================================

CURRENT LIABILITIES

CURRENT MATURITIES OF L/T DEBT                        691,041                                                  691,041
ACCOUNTS PAYABLE                                      353,712             29,213                               382,925
ACCRUED LIABILITIES                                   132,330            167,678                               300,008
INCOME TAX PYABLE                                                         40,223                                40,223
                                                 ---------------------------------------------------------------------
     TOTAL CURRENT LIABILITIES                      1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                                                              0
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES                              1,177,083            237,114                             1,414,197
                                                 ---------------------------------------------------------------------

SHAREHOLDERS' EQUITY

SECURITIES ISSUED FOR BIOSEARCH ACQUISITION                                                                          0  (1)
COMMON STOCK                                       11,129,954         14,021,423        (11,129,954)        14,021,423  (1)
CONTRIBUTED CAPITAL                                                      577,750                               577,750
ACCUMULATED DEFICIT                               (10,158,569)       (11,869,919)        10,158,569        (11,869,919) (1)
TREASURY STOCK, AT COST; 7,940 SHARES                 (31,239)            (6,140)            31,239             (6,140) (1)
                                                 ---------------------------------------------------------------------
     TOTAL SHAREHOLDERS' EQUITY                       940,146          2,723,114           (940,146)         2,723,114
                                                 ---------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
                                                 ---------------------------------------------------------------------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     2,117,229          2,960,228           (940,146)         4,137,311
                                                 =====================================================================

(1) INVESTMENT IN BIOSEARCH (B) INVOLVES HYDROMER (H) ISSUING 400,000 COMMON SHARES AT $1.50 PER SHARE FOR ALL THE O/S SHARES OF B. THE INVESTMENT ON H'S BOOKS IS THE NET VALUE OF B AT THE TIME THE DEAL IS CONSUMMATED
                                              DR  INVESTMENT..      940,146
                                              DR  DEFICIT        10,158,569
                                              CR  CS            (11,098,715)

     IN CONSOLIDATION, THE INVESTMENT(ON H'S BOOKS) IS ELIMINATED AGAINST THE EQUITY (BV) OF BIOSEARCH (AMOUNTING TO $940,146) IN A SEPARATE CONSOLIDATION COLUMN - NO GOODWILL IS RECORDED OR ASSETS WRITTEN UP OR DOWN EVERYTHING IS RECORDED AND "POOLED" AT BOOK VALUE.

NOTE: A POOLING MUST BE DONE IF ALL 12 OF THE CRITERIA (SEE ATTACHED) ARE MET. IF NOT, THE PURCHASE METHOD IS USED.


ELIMINATION ADJUSTMENTS:

DR  PAID-IN CAPITAL                                11,129,954
CR     ACCUMULATED DEFICIT                                     10,158,569
CR     TREASURY STOCK                                              31,239
CR     INVESTMENT IN BIOSEARCH                                     940,146
TO ELIMINATE INVESTMENT